UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22473

Virtus Stone Harbor Emerging Markets Income Fund (formerly known as Stone Harbor Emerging Markets Income Fund)

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 270-7788

Date of fiscal year end: November 30

Date of reporting period: November 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

ANNUAL REPORT

November 30, 2022
Virtus Stone Harbor Emerging Markets Income Fund

Not FDIC Insured • No Bank Guarantee • May Lose Value

Virtus Stone Harbor Emerging Markets Income Fund

MESSAGE TO SHAREHOLDERS
To Virtus Stone Harbor Emerging Markets Income Fund Shareholders:

I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended November 30, 2022.

The fiscal year was marked by higher inflation, rising interest rates, the war in Ukraine, and increased market volatility. For the 12 months ended November 30, 2022, the Fund’s net asset value (NAV) returned -22.31%, and its market price returned -25.98%. For the same period, the Fund’s composite benchmark, which is composed of the three sectors of emerging markets (EM) debt, returned -14.09%. The performance of the underlying sectors was -16.90% for hard currency sovereign debt, as represented by the JPMorgan EMBI Global Diversified Index, -12.21% for local currency sovereign debt, as represented by the JPMorgan GBI-EM Global Diversified Index, and -13.25% for corporate debt, as represented by the JPMorgan CEMBI Broad Diversified Index.

As 2023 begins, inflation has shown signs of slowing, and the Federal Reserve (the “Fed”) has indicated it may reduce the size of its interest rate increases. We maintain our focus on the long term, and our commitment to your financial success. Please call our customer service team at 866-270-7788 if you have questions about your account or require assistance.
Sincerely,
George R. Aylward
President, Chief Executive Officer, and Trustee
Virtus Stone Harbor Emerging Markets Income Fund
January 2023

Refer to the Manager’s Discussion section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
November 30, 2022
About the Fund:
Virtus Stone Harbor Emerging Markets Income Fund’s (NYSE: EDF) (the “Fund”) investment objective is to maximize total return, which consists of income and capital appreciation from investments in emerging markets securities. The Fund normally will invest at least 80% of its net assets (plus borrowings for investment purposes) in emerging markets debt. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to borrow at short-term rates with the expectation of investing at higher yields on its investments. During the period, the Fund utilized short-term reverse repurchase agreements through which it borrowed money by selling securities under the obligation to repurchase them at a later date at a fixed price. The Fund’s management team adjusted borrowing levels to reflect the team’s outlook on emerging markets risk, increasing borrowings when it felt opportunities had improved and reducing borrowings when, in the team’s judgment, macroeconomic risk had risen. At November 30, 2022, the Fund had borrowings of approximately $28.6 million, which represented about 29% of the Fund’s managed assets.
The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk, and foreign exchange risk, and to efficiently gain certain investment exposures. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period, the Fund had derivative liabilities with a fair value of approximately $20 million (the value as represented on pages 14-16 of the Schedule of Investments). Over the course of the reporting period, derivative positions generated a net realized gain of approximately $5 million and $6 million in unrealized depreciation, for a net decrease in operations of approximately $1 million.
Manager Comments – Stone Harbor Investment Partners (Stone Harbor)
Stone Harbor is a global credit specialist with expertise in emerging and developed markets debt.  With three decades of informed experience allocating risk in complex areas of the fixed income markets, Stone Harbor manages global credit portfolios for institutional clients around the world. The following commentary is provided by the respective portfolio team at Stone Harbor and covers the Fund’s portfolio for the year ended November 30, 2022.
How did the markets perform during the Fund’s fiscal year ended November 30, 2022?
The 12-month period ended November 30, 2022 presented a challenging and volatile environment for global markets amid persistent macroeconomic concerns, namely slowing global growth, high inflation, and China’s embattled property sector. Stubbornly high inflation in most parts of the world necessitated multiple, and in some cases aggressive, interest rate hikes by central banks. Throughout the reporting period, global markets remained focused on the pace of interest rate increases, particularly a series of 0.75% increases delivered by the U.S. Fed, as well as speculation on the timing of a potential downshift in interest rates. In late November, tentative signs of easing inflation in the U.S. prompted cautious optimism about the global inflation outlook, with hopes for less aggressive monetary tightening in 2023.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2022
In China, the crisis in the property sector continued, pressuring the government to deliver several rounds of support to this largest segment of the Chinese economy. China’s growth was also negatively impacted by the country’s strict zero-COVID policy and lockdowns, which weighed heavily on market sentiment and caused large public protests. In other key developments, President Xi Jinping was reelected as party leader following the National Congress of the Communist Party of China. The longer-term implication of Xi’s historic third term and the overarching message from China’s 20th Party Congress was the government’s willingness to sacrifice some potential growth and individual prosperity for more national economic independence and state control.
U.S. Treasury yields increased in response to rising price pressures and the Fed’s restrictive monetary policy. Rising U.S. Treasury yields had the greatest impact on the returns of external, or U.S. dollar-denominated, sovereign bonds, but also affected yields on domestic emerging markets (EM) treasury bonds as inflation pressures broadened globally.
What factors affected the Fund’s performance during fiscal year?
The Fund’s total return on net asset value (NAV) for the 12 months ended November 30, 2022 was -22.31%. Total return based on market value was -25.98%. For the same period, the Fund’s composite benchmark, which is comprised of the three sectors of emerging markets debt, returned -14.09%. Returns for the three sectors of EM debt for the reporting period were -16.90% for hard currency sovereign debt, as represented by the J.P. Morgan EMBI Global Diversified Index, -12.21% for local currency sovereign debt, as represented by the J.P. Morgan GBI-EM Global Diversified Index, and -13.25% for corporate debt, as represented by the J.P. Morgan CEMBI Broad Diversified Index.
The top detractors from the Fund’s performance were its allocations to U.S. dollar-denominated sovereign bonds in countries that were most impacted by the Russian invasion of Ukraine, including Belarus and Ukraine. Hard currency sovereign debt exposure in Ecuador, Ghana, and Pakistan also detracted from performance. Local currency sovereign bonds from Russia and Colombia also detracted from performance, as did hard currency corporate bond exposure in Brazil, Indonesia, and Mexico.
The largest positive contributors to performance were sovereign and corporate debt of select commodity oil exporters, including Angola and Mexico. Other positive contributors to performance included hard currency sovereign debt exposure in Tunisia, corporate debt exposure in Jamaica, and local currency sovereign debt exposure in Mexico and Brazil.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2022
Average Annual Total Returns1 for periods ended 11/30/22

	1 Year	5 Years	10 Years
Market Value[1,2]	-25.98%	-9.58%	-3.26%
Net Asset Value[1,2]	-22.31%	-7.61%	-2.28%
Composite Index[1,3]	-14.09%	-0.92%	0.83%
J.P. Morgan GBI-EM Global Diversified Index[1,3]	-12.21%	-2.53%	-2.03%
J.P. Morgan CEMBI Broad Diversified Index[1,3]	-13.25%	0.83%	2.75%
J.P. Morgan EMBI Global Diversified Index[1,3]	-16.90%	-1.23%	1.63%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 11/30

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2022
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
[3]	The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
November 30, 2022
The following tables present the portfolio holdings within certain industry or countries as a percentage of total investments (excluding reverse repurchase agreements, swaps and forward foreign currency contracts) at November 30, 2022.
Asset Allocations
Foreign Government Securities		54%
Corporate Bonds and Notes		36
Exploration & Production	25%
Financial & Lease	4
Electric	2
Metals, Mining & Steel	2
All other Corporate Bonds and Notes	3
Short-Term Investment		6
Credit Linked Notes		4
Total		100%
Country Weightings
Mexico	23%
Angola	8
Ecuador	8
United States	6
Indonesia	6
Malaysia	5
Colombia	5
Other	39
Total	100%

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
KEY INVESTMENT TERMS (Unaudited)
November 30, 2022
Composite Index: 33% J.P. Morgan EMBI Global Diversified / 33% J.P. Morgan CEMBI Broad Diversified / 33% J.P. Morgan GBI-EM Global Diversified
The composite index consists of 33.33% J.P. Morgan EMBI Global Diversified Index, 33.33% J.P. Morgan CEMBI Broad Diversified Index and 33.33% J.P. Morgan GBI-EM Global Diversified Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Credit Default Swap (“CDS”)
A CDS is a financial derivative contract that shifts the credit risk of a fixed income product to a counterparty in exchange for a premium. The buyer of the CDS makes a series of payments (the CDS “fee” or “spread”) to the seller and, in exchange, may expect to receive a payoff if the asset defaults.
Federal Reserve (the “Fed”)
The central bank of the U.S., responsible for controlling money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
Hard Currency
Hard currency refers to a currency that is generally issued by developed countries, globally traded, and seen as politically and economically stable. Generally, when a fund invests in hard currency sovereign debt, that debt is denominated in U.S. Dollars.
Interest Rate Swap
An interest rate swap is a type of a derivative contract through which two counterparties agree to exchange one stream of future interest payments for another, based on a specified principal amount. In most cases, interest rate swaps include the exchange of a fixed interest rate for a floating rate.
J.P. Morgan CEMBI Broad Diversified Index
The J.P. Morgan CEMBI Broad Diversified Index tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $300 million for the J.P. Morgan CEMBI Broad Diversified. The J.P. Morgan CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
J.P. Morgan EMBI Global Diversified Index
The J.P. Morgan EMBI Global Diversified Index (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
J.P. Morgan GBI-EM Global Diversified Index
The J.P. Morgan GBI-EM Global Diversified Index consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index. The index is

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
KEY INVESTMENT TERMS (Unaudited) (Continued) November 30, 2022
calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Joint Stock Company (“JSC”)
A joint-stock company is a business entity in which shares of the company’s stock can be bought and sold by shareholders. Each shareholder owns company stock in proportion, evidenced by their shares (certificates of ownership). Shareholders are able to transfer their shares to others without any effects to the continued existence of the company.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.

Virtus Stone Harbor Emerging Markets Income Fund
SCHEDULE OF INVESTMENTS November 30, 2022
($ reported in thousands)
	Par Value(1)	Value
Foreign Government Securities—70.6%
Angola —10.3%
Republic of Angola Via Avenir II B.V.
(6 month LIBOR + 4.500%) RegS 6.609%, 12/7/23(2)(3)(4)	$ 519	$ 514
(6 month LIBOR + 7.500%) RegS 10.447%, 7/1/23(2)(3)(4)	5,475	5,529
Republic of Angola Via Avenir Issuer II Ireland DAC RegS 6.927%, 2/19/27(2)(3)	1,427	1,293
		7,336

Argentina—5.8%
Provincia De Entre Rios Argentina RegS 5.750%, 8/8/28(3)(4)(5)	835	528
Republic of Argentina 1.000%, 7/9/29(5)	14,000	3,640
		4,168

Brazil—3.4%
Brazil Notas do Tesouro Nacional Series F 10.000%, 1/1/25	13,210 BRL	2,412
Colombia—3.3%
Colombian Titulos De Tesoreria 7.250%, 10/18/34	8,275,000 COP	1,123
Republic of Colombia 4.500%, 3/15/29(5)	1,395	1,202
		2,325

	Par Value(1)	Value

Ecuador—9.9%
Republic of Ecuador 144A 5.500%, 7/31/30(4)(5)(6)	$ 11,700	$ 7,084
Egypt—6.5%
Arab Republic of Egypt
144A 7.625%, 5/29/32(6)	570	429
144A 7.903%, 2/21/48(5)(6)	2,950	1,896
144A 8.700%, 3/1/49(5)(6)	2,775	1,852
144A 8.150%, 11/20/59(5)(6)	731	484
		4,661

El Salvador—0.6%
Republic of El Salvador
RegS 8.625%, 2/28/29(3)	410	173
RegS 8.250%, 4/10/32(3)(5)	568	234
		407

Gabon—1.9%
Republic of Gabon
144A 6.950%, 6/16/25(5)(6)	1,248	1,218
144A 7.000%, 11/24/31(6)	135	111
		1,329

Ghana—0.3%
Republic of Ghana 144A 7.625%, 5/16/29(6)	554	206
See Notes to Financial Statements

Virtus Stone Harbor Emerging Markets Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
	Par Value(1)	Value

Indonesia—4.0%
Indonesia Government Bond 8.375%, 4/15/39	40,300,000 IDR	$ 2,824
Kenya—1.1%
Republic of Kenya RegS 8.250%, 2/28/48(3)	$ 1,025	803
Lebanon—0.8%
Lebanese Republic
6.375%, 3/9/20(7)	148	9
6.400%, 5/26/23(7)	848	49
RegS 8.250%, 4/12/21(3)(7)	5,175	313
RegS 6.100%, 10/4/22(3)(7)	3,217	189
RegS 7.000%, 4/22/31(3)(7)	377	22
		582

Malaysia—6.7%
1MDB Global Investments RegS 4.400%, 3/9/23(3)(5)	4,900	4,794
Mozambique—1.6%
Republic of Mozambique 144A 5.000%, 9/15/31(4)(5)(6)	1,531	1,147
Nigeria—1.4%
Republic of Nigeria
144A 8.375%, 3/24/29(6)	460	381
144A 7.696%, 2/23/38(5)(6)	860	598
		979

	Par Value(1)	Value

Pakistan—1.3%
Islamic Republic of Pakistan 144A 6.000%, 4/8/26(5)(6)	$ 2,211	$ 907
Papua New Guinea —3.6%
Papua New Guinea Government International Bond
144A 8.375%, 10/4/28(5)(6)	1,558	1,311
RegS 8.375%, 10/4/28(3)(5)	1,500	1,263
		2,574

Senegal—0.4%
Republic of Senegal 144A 6.250%, 5/23/33(6)	365	304
South Africa—2.5%
Republic of South Africa
6.500%, 2/28/41	2,400 ZAR	87
8.750%, 2/28/48	36,800 ZAR	1,674
		1,761

Tunisia—3.8%
Tunisian Republic
144A 5.750%, 1/30/25(5)(6)	2,010	1,462
RegS 5.625%, 2/17/24(3)	1,440 EUR	1,234
		2,696

Venezuela—0.2%
Republic of Venezuela RegS 9.000%, 5/7/23(3)(7)	2,250	186
See Notes to Financial Statements

Virtus Stone Harbor Emerging Markets Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
	Par Value(1)	Value

Zambia—1.2%
Republic of Zambia
5.375%, 9/20/22(7)	$ 124	$ 52
144A 8.970%, 7/30/27(5)(6)(7)	865	394
RegS 8.970%, 7/30/27(3)(5)(7)	900	409
		855

Total Foreign Government Securities (Identified Cost $63,605)		50,340

Corporate Bonds and Notes—46.8%
Brazil—2.0%
Gol Finance S.A. 144A 7.000%, 1/31/25(5)(6)	2,344	985
MC Brazil Downstream Trading S.a.r.l. 144A 7.250%, 6/30/31(5)(6)	570	470
		1,455

China—0.7%
Wanda Properties International Co., Ltd. RegS 7.250%, 1/29/24(3)	600	478
Colombia—3.3%
Empresas Publicas de Medellin ESP RegS 7.625%, 9/10/24(3)	2,700,000 COP	493
Gran Tierra Energy International Holdings Ltd. 144A 6.250%, 2/15/25(5)(6)	843	742
Gran Tierra Energy, Inc. 144A 7.750%, 5/23/27(5)(6)	1,410	1,135
		2,370

	Par Value(1)	Value

Ghana—2.3%
Tullow Oil plc
RegS 7.000%, 3/1/25(3)	$ 1,912	$ 1,310
RegS 10.250%, 5/15/26(3)	368	316
		1,626

India—1.2%
Vedanta Resources Finance II plc 144A 8.950%, 3/11/25(5)(6)	1,253	821
Indonesia—3.6%
Indika Energy Capital IV Pte Ltd. RegS 8.250%, 10/22/25(3)(5)	900	875
PT Bakrie 0.000%, 12/22/22(8)	27,175,847 IDR	—
Theta Capital Pte Ltd.
RegS 8.125%, 1/22/25(3)(5)	935	715
RegS 6.750%, 10/31/26(3)(5)	1,550	989
		2,579

Kazakhstan—1.1%
Development Bank of Kazakhstan JSC 144A 10.950%, 5/6/26(6)	506,000 KZT	820
Mexico—29.9%
Banco Mercantil del Norte S.A. 144A 5.875% (6)(9)	576	494
Petroleos Mexicanos
7.470%, 11/12/26	45,240 MXN	1,970
7.690%, 1/23/50(5)	3,629	2,470
RegS 7.190%, 9/12/24(3)	63,700 MXN	3,015
Poinsettia Finance Ltd. RegS 6.625%, 6/17/31(3)	13,878	12,026
See Notes to Financial Statements

Virtus Stone Harbor Emerging Markets Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
	Par Value(1)	Value

Mexico—continued
Sixsigma Networks Mexico S.A. de C.V. 144A 7.500%, 5/2/25(5)(6)	$ 1,541	$ 1,337
		21,312

Peru—0.5%
Petroleos del Peru S.A.
RegS 4.750%, 6/19/32(3)(5)	250	193
RegS 5.625%, 6/19/47(3)(5)	225	153
		346

Turkey—0.7%
Aydem Yenilenebilir Enerji AS 144A 7.750%, 2/2/27(5)(6)	655	510
Venezuela—0.4%
Petroleos de Venezuela S.A.
RegS 6.000%, 11/15/26(3)(8)(10)	2,550	108
RegS 9.750%, 5/17/35(3)(10)	4,200	179
		287

Vietnam—1.1%
Mong Duong Finance Holdings B.V. 144A 5.125%, 5/7/29(6)	890	757
Total Corporate Bonds and Notes (Identified Cost $40,753)		33,361

Credit Linked Notes—4.9%
Iraq—4.9%
Republic of Iraq
(Counterparty: BOA) 3.088%, 1/1/28(4)(8)	541,430 JPY	3,339
	Par Value(1)	Value

Iraq—continued
(Counterparty: BOA) 3.213%, 1/1/28(4)(8)	29,963 JPY	$ 185
Total Credit Linked Notes (Identified Cost $5,794)		3,524

Total Long-Term Investments—122.3% (Identified Cost $110,152)		87,225
	Shares
Short-Term Investment—8.3%
Money Market Mutual Fund—8.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 3.606%)(11)	5,885,260	5,885
Total Short-Term Investment (Identified Cost $5,885)		5,885

TOTAL INVESTMENTS—130.6% (Identified Cost $116,037)		$ 93,110
Other assets and liabilities, net—(30.6)%		(21,817)
NET ASSETS—100.0%		$ 71,293

Abbreviations:
CDS	Credit Default Swap
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate

Footnote Legend:
(1)	Par Value disclosed in foreign currency is reported in thousands.
(2)	This Note was issued for the sole purpose of funding a leveraged loan between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
For information regarding the abbreviations, see the Key Investment Terms starting on page 7.
See Notes to Financial Statements

Virtus Stone Harbor Emerging Markets Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
(3)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(4)	Variable rate security. Rate disclosed is as of November 30, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	All or a portion is segregated as collateral for reverse repurchase agreements. On November 30, 2022, securities valued at $39,024 were pledged as collateral for reverse repurchase agreements.
(6)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2022, these securities amounted to a value of $27,855 or 39.1% of net assets.
(7)	Security in default; no interest payments are being received.
(8)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(9)	No contractual maturity date.
(10)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(11)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
Counterparties:
BCLY	Barclays
BOA	Bank of America
CS	Credit Suisse
GS	Goldman Sachs & Co.
ICE	Intercontinental Exchange
JPM	JPMorgan Chase Bank N.A.

Foreign Currencies:
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
JPY	Japanese Yen
KZT	Kazakhstani Tenge
MXN	Mexican Peso
USD	United States Dollar
ZAR	South African Rand
Reverse Repurchase Agreements as of November 30, 2022 were as follows:
Counterparty	Interest Rate	Acquisition Date*	Amount
CS	4.50%	11/03/22	$ (1,361)
CS	4.50	11/03/22	(574)
CS	4.50	11/03/22	(1,089)
CS	4.50	11/03/22	(887)
CS	4.60	11/03/22	(1,029)
CS	4.60	11/03/22	(153)
See Notes to Financial Statements

Virtus Stone Harbor Emerging Markets Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
Reverse Repurchase Agreements as of November 30, 2022 were as follows:
Counterparty	Interest Rate	Acquisition Date*	Amount
CS	4.60%	11/03/22	$ (526)
CS	4.60	11/03/22	(917)
CS	4.60	11/03/22	(631)
CS	4.60	11/03/22	(362)
CS	4.60	11/03/22	(611)
CS	4.60	11/03/22	(120)
CS	4.60	11/03/22	(688)
CS	4.60	11/03/22	(586)
CS	4.75	11/03/22	(377)
CS	5.00	11/03/22	(270)
CS	5.00	11/03/22	(176)
CS	5.00	11/03/22	(3,204)
CS	5.00	11/03/22	(399)
CS	5.00	11/03/22	(702)
CS	5.00	11/03/22	(360)
CS	5.00	11/03/22	(588)
CS	5.00	11/03/22	(940)
CS	5.00	11/03/22	(544)
CS	5.00	11/03/22	(259)
CS	5.00	11/03/22	(420)
CS	5.00	11/03/22	(984)
JPM	4.05	11/03/22	(1,509)
JPM	4.15	11/03/22	(998)
JPM	4.20	11/03/22	(2,405)
JPM	4.20	11/03/22	(789)
JPM	4.30	11/29/22	(990)
JPM	4.50	11/03/22	(839)
JPM	4.80	11/03/22	(1,423)
JPM	5.00	11/03/22	(656)
JPM	5.00	11/03/22	(234)
Total			$(28,600)

Footnote Legend:
*	All agreements can be terminated by either party on demand at value plus accrued interest.

Forward foreign currency exchange contracts as of November 30, 2022 were as follows:
Currency Purchased	Currency Amount Purchased	Currency Sold	Currency Amount Sold	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
USD	2,537	BRL	14,000	JPM	01/04/23	$—	$ (143)
See Notes to Financial Statements

Virtus Stone Harbor Emerging Markets Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
Forward foreign currency exchange contracts as of November 30, 2022 were as follows:
Currency Purchased	Currency Amount Purchased	Currency Sold	Currency Amount Sold	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
USD	2,199	MXN	43,300	JPM	01/09/23	$—	$ (29)
Total						$—	$ (172)

Centrally cleared credit default swaps - sell protection(1) outstanding as of November 30, 2022 was as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Republic of Argentina 4 Year CDS(3)	Quarterly	ICE	5.000%	6/20/25	$7,000	$(3,941)	$(1,624)	$—	$(2,317)
Total						$(3,941)	$(1,624)	$—	$(2,317)

Over-the-counter credit default swaps - sell protection(1) outstanding as of November 30, 2022 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Eskom Holdings SOC Ltd. 5 Year CDS(4)	Quarterly	BCLY	1.000%	12/20/25	$ 8,900	$ (1,171)	$ (933)	$ —	$ (238)
Republic of Argentina 4 Year CDS(3)	Quarterly	BCLY	5.000%	06/20/25	6,750	(3,801)	(1,555)	—	(2,246)
Republic of Argentina 5 Year CDS(3)	Quarterly	GS	5.000%	12/20/25	3,250	(1,993)	(624)	—	(1,369)
Republic of Argentina 5 Year CDS(3)	Quarterly	BCLY	5.000%	12/20/25	13,200	(8,097)	(2,538)	—	(5,559)
See Notes to Financial Statements

Virtus Stone Harbor Emerging Markets Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
Over-the-counter credit default swaps - sell protection(1) outstanding as of November 30, 2022 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Republic of Turkey CDS	Quarterly	BCLY	1.000%	06/20/27	$ 4,880	$ (736)	$(1,044)	$308	$ —
Total						$(15,798)	$(6,694)	$308	$(9,412)

Footnote Legend:
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	Based on Republic of Argentina Sovereign Debt Obligation, USD Denominated 1.00% fixed coupon, 07/09/2029 maturity.
(4)	Based on Eskom Holdings SOC, Ltd. Corporate Debt Obligation, USD Denominated 6.35% fixed coupon, 08/10/2028 maturity.
See Notes to Financial Statements

Virtus Stone Harbor Emerging Markets Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of November 30, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at November 30, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$ 33,361	$ —	$ 33,253	$ 108(1)
Foreign Government Securities	50,340	—	50,340	—
Credit Linked Notes	3,524	—	—	3,524
Money Market Mutual Fund	5,885	5,885	—	—
Total Assets	93,110	5,885	83,593	3,632
Liabilities:
Other Financial Instruments:(2)
Forward Foreign Currency Exchange Contracts	(172)	—	(172)	—
Centrally Cleared Credit Default Swap	(3,941)	—	(3,941)	—
Over-the-Counter Credit Default Swaps	(15,798)	—	(15,798)	—
Reverse Repurchase Agreements	(28,600)	—	(28,600)	—
Total Liabilities	(48,511)	—	(48,511)	—
Total Investments	$ 44,599	$5,885	$ 35,082	$3,632

(1)	Includes internally fair valued securities currently priced at zero ($0).
(2)	Other financial instruments are derivative instruments reflected in the Schedule of Investments. Swaps are reported at value and forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. For liabilities arising from reverse repurchase agreements, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments.
Securities held by the Fund with an end of period value of $108 were transferred from Level 2 to Level 3 due to a decrease in trading activities at period end.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
See Notes to Financial Statements

Virtus Stone Harbor Emerging Markets Income Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022
($ reported in thousands)
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Corporate Bonds And Notes	Credit Linked Notes
Investments in Securities
Balance as of November 30, 2021:	$ 4,794	$ —(a)	$ 4,794
Accrued discount/(premium)	81	—	81
Net realized gain (loss)	(207)	—	(207)
Net change in unrealized appreciation (depreciation)(b)	(312)	—	(312)
Sales (c)	(832)	—	(832)
Transfers into Level 3(d)	108	108	—
Balance as of November 30, 2022	$ 3,632	$ 108 (a)	$ 3,524
(a) Includes internally fair valued security currently priced at zero ($0).
(b) The net change in unrealized appreciation (depreciation) on investments still held at November 30, 2022, was $(312).
(c) Includes paydowns on securities.
(d) Transfers into and/or from represent the ending value as of November 30, 2022, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES November 30, 2022
(Reported in thousands except shares and per share amounts)
Assets
Investment in securities at value (Identified cost $116,037)	$ 93,110
Foreign currency at value (cost $88)	88
Cash	880
Due from broker	76
Cash collateral pledged for swaps	19,016
Variation margin receivable on cleared swaps	48
Receivables
Investment securities sold	1,991
Dividends and interest	1,780
Tax reclaims	6
Prepaid Trustees’ retainer	6
Other assets (Note 4)	3
Total assets	117,004
Liabilities
Borrowings through reverse repurchase agreements (Note 8)	28,600
Payables
Over-the-counter swaps at value (Swap premium $6,694)	15,798
Investment securities purchased	778
Unrealized depreciation on forward foreign currency exchange contracts	172
Interest on reverse repurchase agreements	96
Investment advisory fees (Note 4)	79
Professional fees	77
Administration and accounting fees	9
Trustee deferred compensation plan (Note 4)	3
Other accrued expenses	99
Total liabilities	45,711
Net Assets	$ 71,293
Net Assets Consist of:
Common stock ($0.001 par value; unlimited shares authorized)	$ 17
Capital paid in on shares of beneficial interest	224,860
Total distributable earnings (accumulated losses)	(153,584)
Net Assets	$ 71,293
Common Shares Outstanding	17,102,279
Net Asset Value Per Share(a)	$ 4.17

(a)	Net Asset Value Per Share is calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
STATEMENT OF OPERATIONS YEAR ENDED November 30, 2022
($ reported in thousands)
Investment Income
Interest	$ 11,314
Dividends	33
Foreign taxes withheld	(76)
Total investment income	11,271
Expenses
Investment advisory fees	1,209
Administration and accounting fees	163
Printing fees and expenses	93
Professional fees	82
Custodian fees	45
Trustees’ fees and expenses	33
Transfer agent fees and expenses	22
Miscellaneous expenses	49
Total expenses before interest expense	1,696
Interest expense on reverse repurchase agreements (Note 8)	768
Total expenses after interest expense	2,464
Less expenses reimbursed and/or waived by investment adviser (Note 4D)	(1)
Net expenses	2,463
Net investment income (loss)	8,808
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(15,683)
Foreign currency transactions	(1,826)
Foreign capital gains tax	(—) (1)
Forward foreign currency exchange contracts	(1,327)
Swaps	6,513
Net change in unrealized appreciation (depreciation) on:
Investments	(13,197)
Foreign currency transactions	46
Forward foreign currency exchange contracts	(172)
Swaps	(5,988)
Net realized and unrealized gain (loss) on investments	(31,634)
Net increase (decrease) in net assets resulting from operations	$(22,826)

(1)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Year Ended November 30, 2022	Year Ended November 30, 2021
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 8,808	$ 10,093
Net realized gain (loss)	(12,323)	(3,899)
Net change in unrealized appreciation (depreciation)	(19,311)	(5,121)
Increase (decrease) in net assets resulting from operations	(22,826)	1,073
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(1,512)	(9,600)
Return of capital	(10,711)	(5,137)
Dividends and Distributions to Shareholders	(12,223)	(14,737)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (241,484 and 202,840 shares, respectively)	1,208	1,563
Increase (decrease) in net assets from capital transactions	1,208	1,563
Net increase (decrease) in net assets	(33,841)	(12,101)
Net Assets
Beginning of period	105,134	117,235
End of period	$ 71,293	$105,134
See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
STATEMENT OF CASH FLOWS
YEAR ENDED November 30, 2022
($ reported in thousands)
Increase (Decrease) in cash
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$ (22,826)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	71,538
(Increase) Decrease in investment securities sold receivable	(1,991)
Purchases of long-term investments	(41,100)
Increase (Decrease) in investment securities purchased payable	184
Net (purchases) or sales of short-term investments	(10,927)
Net change in unrealized (appreciation)/depreciation on investments	13,197
Net change in unrealized (appreciation)/depreciation of forward foreign currency exchange contracts	172
Net realized (gain)/loss on investments	15,683
Net realized (gain)/loss on sales of investments from changes in the foreign exchange rates	2,281
Amortization of premiums and inflation income and accretion of discounts on investments	(2,050)
(Increase) Decrease in due from broker	(76)
(Increase) Decrease in tax reclaims receivable	(6)
(Increase) Decrease in dividends and interest receivable	967
(Increase) Decrease in prepaid expenses	2
(Increase) Decrease in credit default swap contracts receivable	326
Increase (Decrease) in interest payable on reverse repurchase agreements	(88)
Increase (Decrease) in over-the-counter swaps at value	2,966
Increase (Decrease) in variation margin payable on swap contracts	(270)
(Increase) Decrease in prepaid Trustees’ retainer	(6)
Increase (Decrease) in affiliated expenses payable	(99)
Increase (Decrease) in non-affiliated expenses payable	(27)
Cash provided by (used for) operating activities	27,850
Cash provided by (used for) financing activities:
Cash receipts from reverse repurchase agreements	244,591
Cash payments for reverse repurchase agreements	(261,472)
Cash distributions paid to shareholders	(11,015)
Due to custodian	(1,488)
Cash provided by (used for) financing activities	(29,384)
Net increase (decrease) in cash	(1,534)
Restricted and unrestricted cash at beginning of period	21,518
Restricted and unrestricted cash at end of period	$ 19,984
Supplemental cash flow information:
Reinvestment of dividends and distributions	$ 1,208
Cash paid during the period for interest expense on reverse repurchase agreements	$ 856

See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
STATEMENT OF CASH FLOWS (Continued)
YEAR ENDED November 30, 2022
($ reported in thousands)
Reconciliation of restricted and unrestricted cash at the end of period to the statement of assets and liabilities:
Cash	$ 880
Foreign currency at value	88
Cash collateral pledged for swaps	19,016
$19,984
See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended November 30,
	2022	2021	2020	2019	2018
PER SHARE DATA:
Net asset value, beginning of period	$ 6.24	$ 7.04	$ 8.91	$ 10.58	$ 14.67
Income (loss) from investment operations:
Net investment income (loss)(1)	0.52	0.60	0.64	0.89	1.13
Net realized and unrealized gain (loss)	(1.87)	(0.52)	(1.08)	(0.40)	(3.06)
Total from investment operations	(1.35)	0.08	(0.44)	0.49	(1.93)
Dividends and Distributions to Shareholders:
Net investment income	(0.09)	(0.57)	(0.28)	(0.76)	(0.42)
Return of capital	(0.63)	(0.31)	(1.15)	(1.40)	(1.74)
Total dividends and distributions to shareholders	(0.72)	(0.88)	(1.43)	(2.16)	(2.16)
Net asset value, end of period	$ 4.17	$ 6.24	$ 7.04	$ 8.91	$ 10.58
Market value, end of period	$ 4.24	$ 6.65	$ 7.40	$ 13.18	$ 12.05
Total return, net asset value(2)	(22.31)%	0.36%	(3.32)%	4.45%	(14.51)%
Total return, market value(2)	(25.98)%	0.66%	(32.92)%	29.86%	(6.89)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(3)	2.95%	2.37%	2.56%	1.97%	2.96%
Ratio of total expenses after interest expense to average net assets	2.95%	2.37%	2.56%	1.97%	2.96%
Ratio of net investment income (loss) to average net assets	10.55%	8.57%	9.04%	8.88%	8.76%
Portfolio turnover rate	37%	47%	127%	107%	130%
Net assets, end of period (000’s)	$71,293	$105,134	$117,235	$146,213	$170,992
Borrowings, end of period (000’s)	$28,600	$ 45,481	$ 46,000	$ 8,976	$ 85,000
Asset coverage, per $1,000 of borrowings(4)	$ 3,493	$ 3,312	$ 3,545	$ 17,290	$ 3,019

(1)	Calculated using average shares outstanding.
(2)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(3)	Ratio of net expenses before interest expense to average net assets on reverse repurchase agreements was 2.03%, 1.96%, 1.99%, 1.59% and 1.88% for the years ended November 30, 2022, 2021, 2020, 2019 and 2018, respectively.
(4)	Represents value of net assets plus the reverse repurchase agreements at the end of the period divided by the reverse repurchase agreements at the end of the period multiplied by $1,000.
See Notes to Financial Statements

VIRTUS STONE HARBOR  EMERGING MARKETS INCOME FUND
NOTES TO FINANCIAL STATEMENTS November 30, 2022
Note 1. Organization
Virtus Stone Harbor Emerging Markets Income Fund (the “Fund”) is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on December 22, 2010 pursuant to an Agreement and Declaration of Trust governed by the laws of the Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund’s investment objective is outlined in the Manager’s Discussion of Fund Performance pages. There is no guarantee that the Fund will achieve its investment objective.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Starting April 11, 2022, concurrent with the change in adviser to Virtus Alternative Investment Advisers, Inc. (“VAIA” or the “Adviser”) (as detailed in Note 4A), the Fund adopted valuation policies and procedures used by the other Virtus-sponsored registered funds.
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•     Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
•     Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•     Level 3 –  prices determined using significant unobservable inputs (including the Adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted

VIRTUS STONE HARBOR  EMERGING MARKETS INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
equity securities and illiquid private placements are internally fair valued by the Adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the Adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.

VIRTUS STONE HARBOR  EMERGING MARKETS INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt instruments are amortized to interest income to the earliest call date using the effective interest method.
Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
C.	Income Taxes
It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
The Fund declares distributions on a monthly basis. Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
At the beginning of the fiscal year ended November 30, 2022, the Fund had a Managed Distribution Plan which provided for the Fund to make a monthly distribution of $0.06 per share. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan. On April 8, 2022, the Fund announced the removal of its managed distribution plan, effective with the May distribution. The Fund intends to maintain its level payout at the current distribution rate of $0.06 per share.

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NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
E.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund bifurcates that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions.
F.	Credit Linked Notes
The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.
G.	Payment-In-Kind Securities
The Fund may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
H.	Leveraged Loans
The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When

VIRTUS STONE HARBOR  EMERGING MARKETS INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
The Fund may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the Fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.
I.	Expenses
Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to the Fund and each such other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
J.	Cash and Cash Equivalents
Cash and cash equivalents include deposits held at financial institutions, and are inclusive of dollar denominated cash, foreign currency, cash collateral pledged for swaps, and deposits with brokers for reverse repurchase agreements.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by the Fund.

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NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
A.	Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.
During the year ended November 30, 2022, the Fund entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). Forward foreign currency contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments.
B.	Swaps
The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statement of Assets and Liabilities as “Swaps at value”. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statement of Operations.
Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Swaps at value” in the Statement of Assets and Liabilities and are amortized over the term of the swap. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statement of Operations. Swap contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.
Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as “Cash collateral pledged for swaps”.

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NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Credit default swaps – The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. The Fund may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).
During the year ended November 30, 2022, the Fund utilized single name credit default swaps to short individual securities or to gain exposure to a credit or asset-backed index.
Interest rate swaps – Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Certain Funds may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk).

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NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
During the year ended November 30, 2022, the Fund utilized interest rate swaps to gain exposure to interest rates or to hedge interest rate risk within its portfolio.
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statement of Assets and Liabilities as of November 30, 2022:

Statement Line Description	Primary Risk
Asset Derivatives
Over-the-counter swaps at value(1)	Credit contracts	$ 308
Total		$ 308
Liability Derivatives
Variation margin receivable on cleared swaps (1)	Credit contracts	$ (2,317)
Over-the-counter swaps at value(1)	Credit contracts	(9,412)
Unrealized depreciation on forward foreign currency exchange contracts	Foreign currency contracts	(172)
Total		$(11,901)

(1)	Represents cumulative appreciation (depreciation) on swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is shown in the Statement of Assets and Liabilities for exchange traded swap contracts. For OTC swap contracts, the value (including premiums) at November 30, 2022 is shown in the Statement of Assets and Liabilities.

The following is a summary of derivative instruments categorized by primary risk exposure, and location, presented in the Statement of Operations for the year ended November 30, 2022:
Statement Line Description	Primary Risk
Net Realized Gain (Loss) From
Forward foreign currency exchange contracts	Foreign currency contracts	$ (1,327)
Swaps	Credit contracts	5,503
Swaps	Interest rate contracts	1,010
Total		$ 5,186
Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	Foreign currency contracts	$ (172)
Swaps	Credit contracts	(6,318)
Swaps	Interest rate contracts	330
Total		$ (6,160)

VIRTUS STONE HARBOR  EMERGING MARKETS INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
The table below shows the quarterly average volume (unless otherwise specified) of the derivatives held by the Fund for the year ended November 30, 2022.

Forward Foreign Currency Exchange Sale Contracts(1)	$ 1,739
Interest Rate Swap Contracts - Short contracts(1)	1,200
Credit Default Swap Contracts - Sell Protection(1)	42,328
Interest Rate Swap Contracts - Long Contracts(1)	8,820
(1) Average notional amount.
C.	Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
The Fund’s risk of loss from counterparty credit risk on derivatives bought or sold OTC rather than traded on a securities exchange, is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC purchased options, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give to rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.
With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC

VIRTUS STONE HARBOR  EMERGING MARKETS INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
D.	Collateral Requirements and Master Netting Agreements (“MNA”)
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following table presents the Fund’s derivative assets and liabilities and reverse repurchase agreements by counterparty net of amounts available for offset under a

VIRTUS STONE HARBOR  EMERGING MARKETS INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
MNA and net of the related collateral received/pledged by the Fund as of November 30, 2022:

At November 30, 2022, the Fund’s derivative assets and liabilities (by type) are as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$ —	$ 172
Centrally cleared swaps	48	—
OTC swaps	—	15,798
Reverse repurchase agreements	—	28,600
Total derivative assets and liabilities in the Statement of Assets and Liabilities	$ 48	$44,570
Derivatives not subject to a MNA or similar agreement	(48)	—
Total assets and liabilities subject to a MNA	$ —	$44,570
The following table presents the Fund’s derivative liabilities and reverse repurchase agreements by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of November 30, 2022.
Counterparty	Derivatives Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(1)
Barclays Bank Plc	$13,805	$—	$ —	$(13,805)	$—
Credit Suisse International	18,757	—	(18,757)	—	—
Goldman Sachs LLC	1,993	—	—	(1,993)	—
J.P. Morgan Chase & Co.	10,015	—	(10,015)	—	—
Total	$44,570	$—	$(28,772)	$(15,798)	$—
(1) These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Stone Harbor Investment Partners LP served as the investment adviser to the Fund until December 31, 2021. Stone Harbor Investment Partners LP was converted to a limited liability company called Stone Harbor Investment Partners LLC, and became an affiliated manager of Virtus Investment Partners, Inc. (“Virtus”), on January 1, 2022.

VIRTUS STONE HARBOR  EMERGING MARKETS INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
Stone Harbor Investment Partners LLC served as the investment adviser to the Fund from January 1, 2022 until April 10, 2022. Effective April 11, 2022, following shareholder approval of new investment advisory agreements, Virtus Alternative Investment Advisers, Inc. (“VAIA” or the “Adviser”), an indirect, wholly owned subsidiary of Virtus, became the Fund’s investment adviser and manages the Fund’s investment programs and general operations of the Fund, including oversight of the Fund’s subadviser.
As compensation for its services to the Fund, the Adviser receives a fee at an annual rate of 1.00% of the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than the Fund liabilities incurred for any leverage) (“Managed Assets”) provided that the Adviser fee does not exceed 1.50% of the Fund’s net assets. For the period ended November 30, 2022, the Adviser has waived $1 in advisory fees.
B.	Subadviser
Effective April 11, 2022, Stone Harbor Investment Partners LLC became the subadviser to the Fund. Effective July 1, 2022, Stone Harbor Investment Partners LLC merged with and into Virtus Fixed Income Advisers, LLC (“VFIA”), a wholly-owned subsidiary of Virtus. The investment professionals previously with Stone Harbor Investment Partners LLC, now operate in the Stone Harbor Investment Partners division (“Stone Harbor”) of VFIA. The subadvisory agreement for the Fund was transferred to, and assumed by, VFIA with no other changes. The subadviser manages the investments of the Fund, for which it is paid a fee by the Adviser.
C.	Expense Limitation
Effective April 11, 2022, concurrent with VAIA becoming investment adviser of the Fund, the Adviser has contractually agreed to limit the Fund’s annual total operating expenses, subject to the exclusions listed below, so that such expenses do not exceed, on an annualized basis, 0.58% of average daily net assets through April 10, 2024. Following the contractual period, the Adviser may discontinue these expense reimbursement arrangements at any time. The reimbursements are accrued daily and received monthly.
The exclusions include investment advisory fees, interest, any other fees or expenses relating to financial leverage, preferred shares (such as dividends on preferred shares, auction agent fees and commissions and rating agency fees) or borrowing (such as interest, commitment, amendment and renewal expenses on credit or redemption facilities), taxes, extraordinary, unusual or infrequently occurring expenses (such as litigation), costs related to share offerings, brokerage commissions, expenses incurred in connection with any merger or reorganization, Underlying Fund Expenses and dividend expenses, if any (each expressed as a percentage of average daily net assets attributable to common shares).
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement.

VIRTUS STONE HARBOR  EMERGING MARKETS INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
During the year ended November 30, 2022, the Adviser recaptured $30 in expenses previously waived.
E.	Administration Services
Effective April 11, 2022, Virtus Fund Services, LLC (“VFS”), an indirect, wholly-owned subsidiary of Virtus, serves as administrator to the Fund. Prior to April 11, 2022, ALPS Fund Services, Inc. served as administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator an asset-based fee calculated on the Fund’s average daily Managed Assets. This fee is calculated daily and paid monthly.
From April 11, 2022 through November 30, 2022, the Fund incurred administration fees totaling $68 which are included in the Statement of Operations within the line item “Administration and accounting fees.”
F.	Trustees’ Fees
For the year ended November 30, 2022, the Fund incurred Trustees’ fees totaling $33 which are included in the Statement of Operations within the line item “Trustees’ fees and expenses”.
G.	Investments with Affiliates
The Fund is permitted to purchase assets from or sell assets to certain related affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the year ended November 30, 2022, the Fund did not engage in transactions pursuant to Rule 17a-7 under the 1940 Act.
H.	Trustees Deferred Compensation Plan
The Fund provides a deferred compensation plan for its Trustees who receive compensation from the Fund. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statement of Assets and Liabilities at November 30, 2022.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding short-term securities) during the year ended November 30, 2022, were as follows:
Purchases	Sales
$32,137	$62,573

VIRTUS STONE HARBOR  EMERGING MARKETS INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
Purchases and sales of long-term U.S. government and agency securities during the year ended November 30, 2022, were as follows:
Purchases	Sales
$8,963	$8,965
Note 6. Federal Income Tax Information
($ reported in thousands)
At November 30, 2022, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments held by the Fund for federal income tax purposes were as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$104,763	$874	$(24,121)	$(23,247)
The Fund has capital loss carryovers available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the fiscal year ended November 30, 2022, the Fund’s capital loss carryovers are as follows:
Short-Term	Long-Term
$56,960	$71,860
The components of distributable earnings on a tax basis and certain tax attributes for the Fund consist of the following:
Post-October Capital Loss Deferred	Capital Loss Deferred
$ 1,520	$ 128,820
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

VIRTUS STONE HARBOR  EMERGING MARKETS INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
The tax character of dividends and distributions paid during the fiscal years ended November 30, 2022 and 2021 was as follows:

	2022	2021
Ordinary Income	$ 1,512	$ 9,600
Return of Capital	10,711	5,136
Total	$12,223	$14,736
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Fund. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 7. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.
In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs are expected to continue until June 30, 2023. The ICE Benchmark Administration Limited, which is regulated and authorized by FCA, and the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Fund. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the Fund, issuers of instruments in which the Fund invests, and the financial markets generally.
In countries with limited or developing markets, investments may present greater risks than in more developed markets, and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of

VIRTUS STONE HARBOR  EMERGING MARKETS INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.
The Fund leverages its portfolio through entering into reverse repurchase agreements or the issuance of debt securities. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.
Note 8. Borrowings
($ reported in thousands)
The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s Managed Assets (defined in Note 4) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.
In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid to cover its obligations under reverse repurchase agreements. The segregated assets are found on the Fund’s Schedule of Investments as full or partially pledge securities. The total amount of securities pledged at November 30, 2022 was $39,024. As all agreements can be terminated by either party on demand, face value approximates fair value at November 30, 2022. For the year ended November 30, 2022, the average amount of reverse repurchase agreements outstanding was $37,515, at a weighted average interest rate of 2.02%.

VIRTUS STONE HARBOR  EMERGING MARKETS INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
The following table indicates the total amount of reverse repurchase agreements, reconciled to gross liability as of November 30, 2022:
	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total

Sovereign Debt Obligations	$20,037	$—	$—	$—	$20,037
Corporate Bonds	8,563	—	—	—	8,563
Total	$28,600	$—	$—	$—	$28,600
Gross amount of unrecognized liabilities of reverse repurchase agreements					$28,600
Note 9.  Indemnifications
Under the Fund’s organizational documents, the Fund, Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 10. Capital Shares
At November 30, 2022, the Fund has one class of common stock with $0.001 par value of which unlimited shares are authorized.
Note 11. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At November 30, 2022, the Fund did not hold any securities that were restricted.
Note 12. Regulatory Matters and Litigation
From time to time, the Fund, the Adviser, the subadviser, and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, and laws and regulations affecting their activities. At this time, the Fund and the Adviser believe that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.
Note 13. Recent Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional

VIRTUS STONE HARBOR  EMERGING MARKETS INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022
temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating ASU 2020-04, but does not believe there will be a material impact.
Note 14. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the shareholders and the Board of Trustees of Virtus Stone Harbor Emerging Markets Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Virtus Stone Harbor Emerging Markets Income Fund (the “Fund”) (formerly known as Stone Harbor Emerging Markets Income Fund), including the schedule of investments, as of November 30, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Denver, Colorado
January 27, 2023
We have served as the auditor of one or more Virtus Stone Harbor investment companies since 2022.

VIRTUS STONE HARBOR  EMERGING MARKETS INCOME FUND
TAX INFORMATION NOTICE (Unaudited)
November 30, 2022
The following information ($ reported in thousands) is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2023, the Fund will notify applicable shareholders of amounts for use in preparing 2022 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended November 30, 2022, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
Qualified Dividend Income % (for non-corporate shareholders)	Dividend Received Deduction % (for corporate shareholders)	Long-Term Capital Gain Distributions ($)
0%	0%	$0

CERTIFICATION
The Fund files the required annual Chief Executive Officer (“CEO”) certification regarding compliance with the NYSE’s listing standards no more than 30 days after each annual shareholder meeting for the Fund. The Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Dividend Reinvestment Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form NPORT-P. Form NPORT-P is available on the SEC’s website at https://www.sec.gov.

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
The Fund’s investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund normally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Emerging Markets Securities (the “80% policy”). “Emerging Markets Securities” include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.
The Fund considers emerging market countries as those countries identified by the World Bank Group as being “low income economies” or which are included in a J.P. Morgan emerging market bond index. It is anticipated that the Fund will focus most of its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund’s investments may include, among other things, sovereign debt obligations, corporate debt securities, structured notes, convertible securities, securities issued by supranational organizations, floating rate commercial loans, securitized loan participations, restricted securities, non-U.S. currencies, currency forward contracts and other foreign currency transactions, and derivatives related to or referencing these types of securities and instruments. The Fund may use derivatives to a significant extent for hedging, investment or leverage purposes. Although Emerging Markets Securities may include any derivative or other instrument that provides the Fund exposure to emerging markets, the Fund currently expects that its derivatives transactions or instruments will consist primarily of the following instruments and transactions: credit linked notes, foreign currency forward contracts, credit default swaps, interest rate swaps, total return swaps on individual securities and groups or indices of securities, and interest rate futures contracts and options. The Fund may use these instruments for hedging purposes, for leverage or otherwise to gain, or reduce, long or short exposure to emerging securities markets (for example, credit linked notes may be used to gain exposure to certain emerging markets fixed income securities). Emerging Markets Securities may be denominated in non-U.S. currencies or the U.S. dollar.
The Fund seeks income and capital appreciation through country selection, sector selection, security selection and currency selection. In selecting Emerging Markets Securities for investment, the Fund’s subadviser will apply a market risk analysis contemplating the assessment of various factors, such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks, economic factors, currency exchange rates and technical market considerations.
The Fund may invest, without limitation, in debt securities that are rated below investment grade by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Fund’s subadviser, including defaulted securities. Debt securities rated below investment grade are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.
The Fund’s holdings may range in maturity from overnight to 30 years or more. The Fund’s subadviser does not manage the Fund to have a specific average maturity or duration. The Fund may also invest in currencies, money market and short-term debt securities and cash

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
equivalents, warrants, structured investments or other derivatives, which may be used to maintain exposure of at least 80% of its net assets (plus borrowings for investment purposes) to Emerging Markets Securities. Under certain limited circumstances, the Fund may obtain substantially all of its investment exposure to Emerging Markets Securities through the use of derivatives.
The Fund intends to invest less than 50% of its assets in a single country.
In addition, the Fund may invest the remainder of its assets in securities which will not be used to achieve the Fund’s 80% policy, such as shares of open- and closed-end investment companies, common stocks, bonds and convertible securities.
The Fund’s investment objective and 80% policy are non-fundamental, and may be changed without shareholder approval; however, shareholders will be notified in writing of any material changes to the investment objective or the 80% policy at least 60 days prior to any change. There have been no changes to the Fund’s investment objectives and policies during the reporting period. This information may not reflect all of the changes that have occurred since you purchased the Fund.
The Fund may borrow from banks and other financial institutions and may also borrow additional funds through reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) Under normal market conditions, the Fund intends to leverage the Fund by engaging in Borrowings and/or issuing preferred shares. The aggregate amount of the Fund’s Borrowings and the liquidation value of any preferred shares will generally not exceed 33 1/3% of the Fund’s Managed Assets measured immediately after the transaction giving rise to the leverage. The Fund may also enter into other transactions that are not subject to this 33 1/3% threshold but that may give rise to a form of leverage including, among others, credit default swaps and other derivatives transactions, loans of portfolio securities and when-issued, delayed delivery or forward commitment transactions. At all times, however, the Fund’s use of these transactions will be limited by the Fund’s policies relating to asset segregation and “coverage” of these types of transactions.
Principal Risk Factors
Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment.
Non-Diversification:  As a non-diversified investment company, the Fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. If the Fund takes concentrated positions in a small number of issuers, the Fund may be more susceptible to the risks associated with those issuers, or to a single economic, political, regulatory or other event affecting those issuers.
Management:  The Fund is subject to management risk because it is an actively managed investment portfolio. The subadviser ’s judgments about the attractiveness and potential appreciation of an investment may prove to be inaccurate and may not produce the desired results. The subadviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.
Market Volatility:  The value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
changes may be temporary or may last for extended periods.  Local, regional, or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio managers to invest the Fund’s assets as intended.
Foreign Investing: Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.
In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.
Emerging Market Investing: The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the imposition of sanctions, the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative. To the extent that the Fund invests a significant portion of its assets in a particular emerging market, the Fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Fund as compared with a fund that does not have its holdings concentrated in a particular country.
Currency Rate:  Because the foreign securities in which the Fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.  Because the value of the Fund’s shares is calculated in U.S. dollars, it is possible for the Fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Fund’s holdings in foreign securities.
Foreign Currency Transactions:  The Fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions. These transactions may be for the purposes of hedging or efficient portfolio management, or may be for investment purposes, and they may be exchange traded or traded

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
directly with market counterparties. Such transactions may not prove successful or may have the effect of limiting gains from favorable markets movements.
The Fund may use derivatives to acquire positions in various currencies, which presents the risk that the Fund could lose money on its exposure to a particular currency and also lose money on the derivative. The Fund also may take positions in currencies that do not correlate to the currency exposure presented by the Fund’s other investments. As a result, the Fund’s currency exposure may differ, in some cases significantly, from the currency exposure of its other investments and/or its benchmarks.
Sovereign Debt Obligations: When the Fund invests in debt instruments issued by a government outside the U.S., the Fund is exposed to the risks that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) the issuing government may default on its debt instruments, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.
Credit:  There is a risk that the issuer of a debt instrument will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the instrument to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.  It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes.  Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for investments.
Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
Derivatives:  Derivative are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
foreign currency exchange contracts and swap agreements. The Fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.
Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions.  Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses.
Derivative contracts entered into for hedging purposes may also subject the Fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates.
As an investment company registered with the SEC, the Fund is subject to Rule 18f-4 under the 1940 Act, which applies to the Fund’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 requires a fund to apply a value-at-risk based limit to its use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. The application of Rule 18f-4 to the Fund could restrict the Fund’s ability to utilize derivative investments and financing transactions and prevent the Fund from implementing its principal investment strategies as described herein, which may result in changes to the Fund’s principal investment strategies and could adversely affect the Fund’s performance and its ability to achieve its investment objective. Governments, agencies and/or other regulatory bodies may further adopt or change laws or regulations that could adversely affect the Fund’s ability to invest in derivatives as the Fund’s subadviser intends.
There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of the Fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating the Fund’s income or deferring its losses. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the Fund or its adviser and/or subadviser to comply with particular regulatory requirements.
Counterparty:  When the Fund engages in investment techniques in which it relies on another party to consummate the transaction, the Fund is subject to the risk of default by the other party.  To the extent that the Fund enters into multiple transactions with a single or limited number of counterparties, the Fund will be subject to increased levels of counterparty risk.
High Yield Fixed Income Securities:  Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Leverage:  Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. The use of leverage by the Fund would result in more risk to the Fund’s shareholders than if leverage had not been used and can magnify the effect of any losses. If the income and gains earned on securities to which the Fund has exposure through the use of leverage are greater than the Fund’s costs of borrowing, the costs of derivatives transactions used to generate leverage the Fund’s returns will be greater than if leverage had not been used. Conversely, if the income and gains from those securities do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The expenses of a borrowing program and/or of a derivatives transaction will be borne by shareholders and, consequently, will result in a reduction of the NAV of the Fund’s common shares.  During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory and administrative services will be higher than if the Fund did not use leverage, as such fees will be calculated on the basis of the Fund’s managed assets, which includes assets attributable to borrowings.
Closed-End Fund:  Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
No Guarantee:  There is no guarantee that the Fund will meet its objective.

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
Dividend Reinvestment Plan (Unaudited)
Unless the registered owner of Common Shares elects to receive cash by contacting Computershare (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares, which may result in a higher cost to such shareholders as compared to shareholders who participate in the Plan.
The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.
In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period,

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
Dividend Reinvestment Plan
(Unaudited) (Continued)
the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator at 1-866-270-7788.

Virtus Stone Harbor Emerging Markets Income Fund
Results of Annual Meeting of Shareholders (Unaudited)
The Annual Meeting of Shareholders of Virtus Stone Harbor Emerging Markets Income Fund was held on October 11, 2022. The meeting was held for purposes of electing four (4) nominees to the Board of Trustees. The results were as follows:
Election of Trustees	Votes For	Votes Withheld
Donald C. Burke	10,971,382.000	661,701.000
Sarah E. Cogan	11,041,621.000	591,462.000
Connie D. McDaniel	11,028,818.000	604,265.000
Brian T. Zino	10,967,878.000	665,205.000
Based on the foregoing, Messrs. Burke and Zino and Mses. Cogan and McDaniel were re-elected to the Board of Trustees. The Fund’s other Trustees who continue in office are George R. Aylward*, Deborah A. DeCotis, F. Ford Drummond, Sidney E. Harris, John R. Mallin, Philip R. McLoughlin, Geraldine M. McNamara and R. Keith Walton.
*Interested Trustee

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and Officers of the Fund as of the date of the issuance of this report is set forth below. The address of each individual, unless otherwise noted, is c/o Virtus Stone Harbor Emerging Markets Income Fund, One Financial Plaza, Hartford, CT 06103.
Independent Trustees
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
Burke, Donald C. YOB: 1960 Served Since: 2022, Class II 99 Portfolios	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
Cogan, Sarah E. YOB: 1956 Served Since: 2022, Class II 103 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund and PIMCO California Flexible Municipal Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.;; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios); and Trustee (2019 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Income Opportunity Fund.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
DeCotis, Deborah A. YOB: 1952 Served Since: 2022, Class I 103 Portfolios	Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund and PIMCO California Flexible Municipal Income Fund; Director, Cadre Holdings Inc. (since 2022); Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund; Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (2013 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (8 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., and PIMCO Managed Accounts Trust (5 portfolios); Trustee (since 2011), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (2011 to 2021), PIMCO Income Opportunity Fund.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
Drummond, F. Ford YOB: 1962 Served Since: 2022, Class III 103 Portfolios	Owner/Operator (since 1998), Drummond Ranch; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly, Chairman, Oklahoma Nature Conservancy (2019 to 2020); Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (8 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2022, Class III 96 Portfolios	Private Investor (since 2021); Dean Emeritus (since 2015), Professor (2015 to 2021 and 1997 to 2014), and Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
Mallin, John R. YOB: 1950 Served Since: 2022, Class I 96 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (since 2014), Counselors of Real Estate.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (57 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2022, Class II 96 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2019), Governance & Nominating Committee, Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
McLoughlin, Philip R. YOB: 1946 Served Since: 2022, Class III Chairman 106 Portfolios	Private investor since 2010.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios), Virtus Strategy Trust (8 portfolios), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (2021), Virtus Convertible & Income 2024 Target Term Fund and Virtus Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (57 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
McNamara, Geraldine M. YOB: 1951 Served Since: 2022, Class III 106 Portfolios	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since 2023), Virtus Artificial Intelligence & Technology Opportunities Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since 2023), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016) Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (57 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
Walton, R. Keith YOB: 1964 Served Since: 2022, Class I 103 Portfolios	Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	Trustee (since 2022) and Advisory Board Member (January 2022 to July 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund II and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (57 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
Zino, Brian T. YOB: 1952 Served Since: 2022, Class II 103 Portfolios	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (57 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
The individual listed below is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2022, Class I 109 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005).	Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (6 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (57 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Officers Who Are Not Trustees
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2022).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President, Chief Financial Officer and Treasurer (since 2022).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.
Branigan, Timothy YOB: 1976	Vice President and Fund Chief Compliance Officer (since 2022) and Assistant Vice President and Deputy Fund Chief Compliance Officer (April to May 2022).	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2022).	Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Short, Julia R. YOB: 1972	Senior Vice President (since 2022).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2022).	Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

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VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
101 Munson Street
Greenfield, MA 01301-9668
Board of Trustees
George R. Aylward
Donald C. Burke
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Officers
George R. Aylward, President and Chief Executive Officer
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Alternative Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
Independent Registered Public
Accounting Firm
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202
How to Contact Us
Shareholder Services	1-866-270-7788
Website	www.Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

Virtus Stone Harbor Emerging Markets Income Fund
c/o Computershare Investor Services
P.O. Box 43078
Providence, RI 02940-3078
For more information about
Virtus Closed-End Funds, please
contact us at 1-866-270-7788
or closedendfunds@virtus.com
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8468	01-23

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

During the period covered by this report, there were amendments to a provision of the code of ethics adopted in 2(a) above. Effective April 8, 2022, the code of ethics was amended to mirror the code of ethics adopted by the other Virtus Funds. While the text of the code of ethics changed, the intent of the provisions of the code of ethics did not. The provisions of the code of ethics are intended to be written standards that are reasonably designed to deter wrongdoing and to promote each element enumerated in the code of ethics definition in Item 2(b) of the instructions for completion of Form N-CSR. A copy of the currently applicable code is included as an exhibit.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” serving on its Audit Committee.

(a)(2)

As of the end of the period covered by the report, the registrant’s board of trustees determined that each of Donald C. Burke, Connie D. McDaniel and Brian T. Zino is qualified to serve as an audit committee financial expert serving on its audit committee and that each is “independent,” as defined by Item 3 of Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $55,900 for 2022 and $55,900 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2021.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,000 for 2022 and $5,000 for 2021.

“Tax Fees” are those primarily associated with review of the Fund’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Fund’s financial statement, review of year-end distributions by the Fund to avoid excise tax, periodic discussion with management on tax issues affecting the Fund, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Stone Harbor Emerging Markets Income Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $5,000 for 2022 and $170,000 for 2021.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

a)

The registrant has a separately designated audit committee. From the start of the period covered by this report through April 7, 2022, the members of the audit committee were Alan Brott, Heath B. McLendon, Patrick Sheehan, Glenn Marchak and Bruce Speca. Effective April 8, 2022, the members of the audit committee were Donald C. Burke, Deborah A. DeCotis, John R. Mallin, Connie D. McDaniel and Brian T. Zino.

b)	Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has adopted a Policy Regarding Proxy Voting (the “Policy”) stating the Fund’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund or its voting delegates will endeavor to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund or its voting delegates must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

In the absence of a specific direction to the contrary from the Board, the Adviser or the subadviser that is managing the Fund is responsible for voting proxies for such fund, or for delegating such responsibility to a qualified, independent organization engaged by the Adviser or respective subadviser to vote proxies on its behalf. The applicable voting party will vote proxies in accordance with the Policy or its own policies and procedures, which must be reasonably designed to further the best economic interests of the affected fund shareholders. Because the Policy and the applicable voting party’s policies and procedures used to vote proxies for the funds both are designed to further the best economic interests of the affected fund shareholders, they are not expected to conflict with one another although the types of factors considered by the applicable voting party under its own policies and procedures may be in addition to or different from the ones listed below for the Policy.

The Policy specifies the types of factors to be considered when analyzing and voting proxies on certain issues when voting in accordance with the Policy, including, but not limited to:

•	Anti-takeover measures – the overall long-term financial performance of the target company relative to its industry competition.

•	Corporate Governance Matters – tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with changes in capital structure.

•	Contested elections – the qualifications of all nominees; independence and attendance record of board and key committee members; entrenchment devices in place that may reduce accountability.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•

Shareholder proposals – whether the proposal is likely to enhance or protect shareholder value; whether identified issues are more appropriately or effectively addressed by legal or regulatory changes; whether the issuer has already appropriately addressed the identified issues; whether the proposal is unduly burdensome or prescriptive; whether the issuer’s existing approach to the identified issues is comparable to industry best practice.

The Fund and its voting delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, subadviser, other voting delegate, Distributor, or any affiliated person of the Fund, on the other hand.

Depending on the type and materiality, the Board or its delegates may take the following actions, among others, in addressing any material conflicts of interest that arise with respect to voting (or directing voting delegates to vote): (i) rely on the recommendations of an established, independent third party proxy voting vendor; (ii) vote pursuant to the recommendation of the proposing delegate; (iii) abstain; (iv) where two or more delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing delegate; (v) vote shares in the same proportion as the vote of all other shareholders of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest. The Policy requires each Adviser/subadviser that is a voting delegate to notify the Chief Compliance Officer of the Fund (or, in the case of a subadviser, the Chief Compliance Officer of the Adviser) of any actual or potential conflict of interest that is identified, and provide a recommended course of action for protecting the best interests of the affected fund’s shareholders. No Adviser/subadviser or other voting delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board (or the Executive Committee thereof) or the Chief Compliance Officer of the Fund.

The Policy further imposes certain record-keeping and reporting requirements on each Adviser/subadviser or other voting delegate.

Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended September 30 will be available, no later than August 31 of each year, free of charge by calling, toll-free, 800.243.1574, or on the SEC’s Web site at www.sec.gov.

During the period of the report, any proxies for the Fund were handled by the Fund’s subadviser, Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC (“Stone Harbor”). Following is a summary of Stone Harbor’s proxy voting policies.

In voting proxies, Stone Harbor is responsible for making investment decisions that seek to add value to its client assets and that are in the best interest of its clients. Stone Harbor has adopted proxy voting policies, general guidelines and procedures. As an adviser that primarily invests in fixed-income securities, Stone Harbor does not frequently have to vote proxies on behalf of its clients. In voting proxies, Stone Harbor is guided by general fiduciary principles. Stone Harbor’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Stone Harbor attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize such value.

It is anticipated that Stone Harbor will generally follow its proxy voting general guidelines. If deemed to be in the best interests of a client, a portfolio manager may override the general guidelines without consultation with Stone Harbor’s Compliance & Risk Committee, unless the situation involves a conflict of interest. All overrides are subject to review by the Stone Harbor Compliance & Risk Committee.

In voting client proxies, Stone Harbor may encounter various potential conflicts of interest, such as when voting proxies pertaining to existing clients, potential clients, existing vendors, or lenders. In any case involving a potential or known conflict of interest, Stone Harbor personnel will consult with the Stone Harbor Compliance & Risk Committee in an attempt to resolve an actual or potential conflict. In addition, the Stone Harbor Compliance & Risk Committee reviews the proxy voting guidelines and portfolio manager overrides on at least an annual basis.

A complete copy of Stone Harbor’s current Proxy Voting Policies, Procedures and Guidelines may be obtained by sending a written request to Stone Harbor Investment Partners, LLC, Attn: Compliance, 31 West 52nd Street, 16th Floor, New York, New York 10019.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Peter J. Wilby, CFA. Mr. Wilby is the co-chief investment officer of SHIP strategies and co-founder of Stone Harbor Investment Partners, an affiliated manager of Virtus Investment Partners (“Virtus”).

Prior to founding Stone Harbor in 2006, Mr. Wilby was a chief investment officer of North American Fixed Income at Citigroup Asset Management, as well as a member of Citigroup Asset Management’s executive committee. Additionally, he served as senior portfolio manager responsible for directing investment policy and strategy for all emerging markets debt and high yield portfolios. Before joining Citigroup, Mr. Wilby was the head of fixed income, a senior portfolio manager for emerging markets debt and high yield, and a member of the investment policy committee at Salomon Brothers Asset Management. Earlier in his career, Mr. Wilby was a fixed income portfolio manager specializing in high yield debt securities at Prudential Investment Co., and also held the role of director of the credit research unit, responsible for all corporate and sovereign credit research. He began his career at Deloitte, Haskin & Sells where he served in the Audit and Tax Department.

Mr. Wilby earned a B.B.A. and an M.B.A. in accounting from Pace University. He is a Chartered Financial Analyst® (CFA®) charterholder and a member of the CFA Institute and the CFA Society New York. Mr. Wilby is a certified public accountant. He began working in the investment industry in 1980.

James E. Craige, CFA. Mr. Craige is a co-chief investment officer, head of emerging markets, and co-founder of Stone Harbor Investment Partners, an affiliated manager of Virtus Investment Partners. In this role. Mr. Craige heads a team that manages emerging markets and global high yield portfolios for institutions including public and private pension plans, sovereign wealth funds, and insurance companies globally.

Prior to helping found Stone Harbor in 2006, Mr. Craige was a managing director and senior portfolio manager for emerging markets debt, and a member of the investment policy committee at Citigroup Asset Management. He held similar positions at Salomon Brothers, which he joined in 1992, prior to it being purchased by Citigroup in 1998. He began his career as a fixed income trading associate at Lehman Brothers in 1989.

Mr. Craige earned a B.S. in finance from the University of Vermont and serves on the Board of Advisors for the Grossman School of Business. He is a Chartered Financial Analyst® (CFA®) charterholder and member of the CFA Institute and the CFA Society New York. He began working in the investment industry in 1988.

Kumaran Damodaran, PhD. Mr. Damodaran is a portfolio manager for emerging markets debt, global sovereign, and asset allocation at Stone Harbor Investment Partners, an affiliated manager of Virtus Investment Partners.

Prior to joining Stone Harbor in 2015, Mr. Damodaran was the lead emerging markets macro portfolio manager at GLG Partners in London. Previously, he was an executive vice president and emerging markets portfolio manager at PIMCO in Newport Beach, California. Before joining PIMCO, Mr. Damodaran was a senior vice president and trader in Latin American local market rates at Lehman Brothers in New York. Earlier in his career, he served as a director at Credit Suisse where he held various positions in emerging markets credit, rates, and currency derivatives trading in both London and New York.

Mr. Damodaran earned a Ph.D. in theoretical physics from Cambridge University as a Marshall Scholar and National Science Foundation graduate fellow. He earned an A.B. in physics with a certificate in applied and computational mathematics from Princeton University. He began working in the investment industry in 2000.

Stuart Sclater-Booth. Mr. Sclater-Booth is a portfolio manager for emerging markets debt, global sovereign, and asset allocation at Stone Harbor Investment Partners, an affiliated manager of Virtus Investment Partners.

Prior to joining Stone Harbor in 2014, Mr. Sclater-Booth was a managing director / head of emerging markets desk strategy at Goldman Sachs. Before joining Goldman Sachs, he served as executive director / global head of emerging markets macro strategy at J.P. Morgan Chase Securities. There, he held a series of roles, including executive director of emerging markets proprietary trading and vice president / head of trade strategy. Earlier in his career, Mr. Sclater-Booth was a research assistant in the U.S. macro research department at PaineWebber and an assistant economist in the domestic research department at the Federal Reserve Bank of New York.

Mr. Sclater-Booth earned a B.A. in economics from Vassar College and an M.A. in economics from Boston University. He began working in the investment industry in 1992.

William Perry. Mr. Perry is the head of global high yield and a portfolio manager for emerging markets corporate debt at Stone Harbor Investment Partners, an affiliated manager of Virtus Investment Partners./

Prior to joining Stone Harbor in 2012, Mr. Perry was an emerging markets corporate portfolio manager at Morgan Stanley Investment Management. Before joining Morgan Stanley, he served as a managing director / portfolio manager in the global special opportunities group for Latin American special situations at J.P. Morgan / Chase. While there, he also held several roles including credit risk manager for the global head of emerging markets; co-head of emerging markets corporate research; and vice president for global emerging markets debt restructuring and Latin American capital market. Before joining J.P. Morgan, Mr. Perry was a senior associate in the investment banking group at Bank of America Securities Inc. He began his career as an associate in the petroleum division at Irving Trust Company.

Mr. Perry earned a B.A. in international relations and economics from Colgate University and an M.B.A. in finance from the Columbia Business School. He began working in the investment industry in 1984.

David A. Oliver, CFA. Mr. Oliver is a portfolio manager for emerging markets debt, global sovereign at Stone Harbor Investment Partners, an affiliated manager of Virtus Investment Partners.

Prior to joining Stone Harbor in 2008, Mr. Oliver was a managing director for sales and trading in emerging markets debt at Citigroup Global Markets.

Mr. Oliver earned a B.A. from Northwestern University, an M.A from the University of Delaware, and an M.B.A. from the Tuck School of Business at Dartmouth College. He is a Chartered Financial Analyst® (CFA®) charterholder and a member of the CFA Institute and the CFA Society New York. He began working in the investment industry in 1986.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser/subadviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each adviser/subadviser is required to certify its compliance with these procedures on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by portfolio managers since the portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of November 30, 2022, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Fund may also manage or be members of management teams for other mutual funds within the Virtus Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (in millions)
Peter J. Wilby	Registered Investment Companies:	10	$1,257	1	$37
	Other Pooled Investment Vehicles:	30	$4,125	1	$167
	Other Accounts:	22	$5,460	1	$1,375
James E. Craige	Registered Investment Companies:	8	$1,204	0	0
	Other Pooled Investment Vehicles:	23	$1,853	1	$167
	Other Accounts:	16	$3,861	0	0
Kumaran Damodaran	Registered Investment Companies:	7	$1,105	0	0
	Other Pooled Investment Vehicles:	17	$1,742	1	$167
	Other Accounts:	13	$3,730	0	0
Stuart Sclater-Booth	Registered Investment Companies:	7	$1,105	0	0
	Other Pooled Investment Vehicles:	17	$1,742	1	$167
	Other Accounts:	13	$3,730	0	$0

William Perry	Registered Investment Companies:	7	$1,105	0	$0
	Other Pooled Investment Vehicles:	17	$1,742	1	$167
	Other Accounts:	13	$3,730	0	0
David A. Oliver	Registered Investment Companies:	7	$1,105	0	0
	Other Pooled Investment Vehicles:	17	$1,742	1	$167
	Other Accounts:	13	$3,730	0	0

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus, along with certain of its affiliated investment management firms, including Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.

Following is a more detailed description of the compensation structure:

•

Base Salary: Each portfolio manager is paid a fixed based salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

•

Incentive Bonus: Annual incentive payments are based on targeted compensation levels, adjusted based on profitability investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be payable in RSUs and mutual fund investments that appreciate or depreciate in value based on the returns of one or more mutual funds managed by the investment professional. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of funds managed is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed.

•

Other Benefits: Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health, and other employee benefit plans.

While portfolio managers compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach helps ensure that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended November 30, 2022, beneficial ownership of shares of the Fund by Messrs. Wilby, Craige, Damodaran, Oliver, Perry, and Sclater-Booth, are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Peter J. Wilby, CFA	$100,001-$500,000
James E. Craige, CFA	$500,001 -$1,000,000
Kumaran Damodaran, PhD	$0
David A. Oliver, CFA	$0
William Perry	$0
Stuart Sclater-Booth	$0

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Effective April 8, 2022, the following are the procedures by which shareholders may recommend nominees to the registrant’s board of trustees:

(i) Any shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 4% of the Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nominating. In addition, such securities must continue to be held through the date of the nomination. In addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must bear the economic risk of the investment.

(ii) The nominating shareholder or shareholder group may not qualify as an adverse holder – i.e., if such shareholder were required to report beneficial ownership of its securities, its report would be filed on Securities Exchange Act Schedule 13G instead of Schedule 13D in reliance on Securities Exchange Act Rule 13d-1(b) or (c).

(iii) No eligible shareholder or shareholder group may submit more than one Independent Trustee recommendation each calendar year.

(iv) The nominee must satisfy all qualifications provided in the Charter of the Fund’s Governance and Nominating Committee, including qualification as a possible Independent Trustee.

(v) The nominee may not be the nominating shareholder, a member of a nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group. (“Immediate family member” and “control” throughout these procedures shall be interpreted in accordance with the federal securities laws.)

(vi) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

(vii) Neither the nominee nor any immediate family member of the nominee may have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(viii) The nominee may not be an executive officer or trustee (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(ix) The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended).

(x) A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Fund’s Governance and Nominating Committee.

(xi) In order for a submission of a nominee to be considered, such submission must include, as applicable: (a) the shareholder’s contact information; (b) the nominee’s contact information and the number of Fund shares owned by the proposed nominee; (c) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended, including business experience for the past ten years and a description of the qualifications of the proposed nominee; and (d) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Funds’ proxy statement, if so designated by the Fund’s Governance and Nominating Committee and Board of Trustees. It shall be in the sole discretion of the Fund’s Governance and Nominating Committee whether to seek corrections of a deficient submission or to exclude a nominee from consideration. To the extent the conditions of this section are met, the Committee shall give candidates recommended by shareholders the same consideration as any other candidate.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	Deloitte & Touche LLP (“Deloitte”) served as the independent registered public accounting firm for the Fund for the fiscal year ended November 30, 2022. Deloitte’s reports on the financial statements for the fiscal year ended November 30, 2022, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. Through November 30, 2022, the date of dismissal, and during such fiscal year-end, (i) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which agreements, if not resolved to the satisfaction of Deloitte, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On November 15, 2022, the Audit Committee of the Registrant’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as independent public accounting firm for the Fund for the fiscal year ended November 30, 2023, thereby replacing Deloitte effective upon the completion of their November 30, 2022 audit and issuance of their report thereon. Through November 15, 2022 and during the Fund’s fiscal year ended November 30, 2022, neither the Fund nor anyone on its behalf consulted with PwC on items which: (1) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

The Fund has requested that Deloitte furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form N-CSR.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Stone Harbor Emerging Markets Income Fund

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer (principal executive officer)

Date     February 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer (principal executive officer)

Date     February 6, 2023

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer (principal financial officer)

Date     February 6, 2023

*	Print the name and title of each signing officer under his or her signature.